EXHIBIT 10.8
                          NOTE SECURED BY DEED OF TRUST


Borrowers:  Lee H. and Michele Kasper    Lender:  Skura Intercontinental Trading
            3841  Hayvenhurst  Drive              Company
            Encino,  California  91436            24865  Avenue  Rockefeller
                                                  Valencia,  California  91355
______________________________________________________________________________

PRINCIPAL  AMOUNT:  $500,000.00             DATE  OF  NOTE:  FEBRUARY  19,  2003

     For value received, the undersigned, LEE H. KASPER and MICHELE KASPER (hereinafter collectively referred to as "Borrower"), promise to pay to the order of SKURA INTERCONTINENTAL TRADING COMPANY (hereafter referred to as "Lender"), at its office address described above or at Lender's option, at such other place as may be designated from time to time by Lender, in lawful money of the United States of America, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), with interest on the unpaid principal computed from May 1, 2003 at an interest rate of three percent (3%). Payment is to be made in thirty-six
(36) equal monthly installments of FOURTEEN THOUSAND FIVE HUNDRED FORTY DOLLARS AND SIXTY CENTS ($14,540.60), commencing on May 1, 2003, and continuing thereafter on the 1st day of each successive month for thirty-six (36) months. Upon execution of this Note, Borrower shall deliver to Lender, 36 post-dated checks for payment in accordance with the terms of this Note. If any payment is not received by Lender by the 1st of each month, then three percent (3%) of the then-due payment shall be charged for the late payment which shall be due on the next calendar day after the payment is due in addition to interest. Any checks received and returned for insufficient funds shall result in a charge of $50.00 plus any late fees that may accrue. Borrower agrees to pay Lender's legal fees and the Title fees incurred in connection with making this secured loan.

     Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date without penalty. Upon default of Borrower in making any payment due under the terms of this Note, the interest rate on this Note shall thereafter be the maximum legal rate, at Lender's election.

     The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest and other expenses, whether contingent, now due or hereafter to become due. The term "Collateral" as used in the Note shall mean the real property located at 3841 Hayvenhurst Drive, Encino, California 91436 as well as any funds, guaranties, machinery and equipment, inventory, accounts receivable or other personal or real property or rights of any nature whatsoever, or the proceeds thereof which may have been, are, or hereafter may be, assigned, pledged or hypothecated, directly by the undersigned or by third parties, in connection with, or as security for, the Indebtedness or any part thereof.

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     The  Indebtedness  shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any Collateral; or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended; or upon the making by the undersigned of an assignment for the benefit of its creditors. The Indebtedness shall immediately become due and payable, without notice or demand, upon the sale or transfer of a substantial portion of the assets of Borrower, other than in the ordinary course of business. Lender may declare a default immediately and without notice or demand or any right to cure by the undersigned upon the occurrence of all or any of the following events:

     1.     Failure  to  pay  any  part  of  the  Indebtedness  when  due;

     2. Nonperformance by the undersigned of any agreement with, or any condition imposed by Lender;

     3. Undersigned's failure in any application to Lender to disclose any fact deemed by Lender to be material or of the making in any other documents submitted in connection with the application, of any misrepresentation by, on behalf of, or for the benefit of the undersigned;

     4. The reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation (or the making of the any agreement therefor) without the prior written consent of Lender;

     5. The undersigned's failure duly to account, to Lender's satisfaction, at such time or times as Lender may require, for any of the Collateral, or proceeds, coming into the control of the undersigned; and/or

     6. The institution of any suit affecting the undersigned deemed by Lender to affect adversely its interest hereunder in the Collateral or otherwise.

Lender's failure to exercise its rights under this paragraph shall not constitute a waiver of any such default.

     Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Lender is empowered to sell, assign and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Lender may apply the residue of the proceeds to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appeasement, whether before or after sale.

     Lender is further empowered to collect, or cause to be collected or otherwise to be converted into money, all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Lender shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges or powers of Lender expressly provided for therein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Lender, whether at law or equity, by statute or otherwise.

     The undersigned agree to take all necessary steps to administer, supervise, preserve and protect the Collateral; and regardless of any action taken by Lender, there shall be no duty upon Lender in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court and whether incurred before or after this Note shall become due at is maturity date or otherwise, including, but not limited to, reasonable attorney's fees and costs, which Lender may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization from the Collateral. Lender is authorized to pay at any time, and from time to time, any or all of such expenses, add the amount of such payment to the amount of the Indebtedness and charge interest thereon at the rate specified with respect to the principal amount of this Note.

     The security rights of Lender and its assigns hereunder shall not be impaired by Lender's sale, hypothecation or rehypothecation of any note of the undersigned or any item of Collateral or by any indulgence, including, but not limited to:

     1. Any renewal, extension or modification which Lender may grant with respect to the Indebtedness or any part thereof;

     2. Any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Collateral; or

     3. Any indulgence granted in respect of any endorser, guarantor or surety.

The purchaser, assignee, transferee, pledgee of this Note, the Collateral and guaranty, and any other document (or any of them) sold, assigned, transferred, pledged or repledged shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Lender or, as if the purchaser, assignee, transferee or pledge were originally named as Payee in this Note and in the application(s).

     This Agreement constitutes the sole and only agreement between the parties respecting the terms hereto. Any prior agreements, whether oral or in writing, shall be void and of no further effect.

     In the event that the interest rate herein exceeds the maximum allowable interest rate, the interest rate will automatically be reduced to the maximum interest rate permissible under the law.

     In the event that any provision of this Note or portion thereof is adjudicated by court judgment, order or decree by a Court of competent jurisdiction to be void, invalid or otherwise unenforceable, the remaining provisions or portions thereof shall remain fully valid, enforceable and binding.

     This Agreement may only be modified by a writing signed by both parties to this Agreement.

     Lender may, with or without notice, assign this Note and underlying agreements in whole or in part. This note shall inure to the benefit of Lender, its successors and assigns and shall bind the undersigned, and the undersigned's heirs, executors, administrators, successor and assigns.

     Any waiver of a specific default by Lender under the terms of this Agreement shall only be a waiver as to that one specific instance of default and shall not act as a waiver of any or all other subsequent waivers. Waiver, if it should occur, may only occur in writing and may not be done orally or by the passage of time.

DATED  February  ____,  2003          BORROWERS


                                          By:___________________________________
                                             Lee  H.  Kasper

                                          By:___________________________________
                                             Michele  Kasper


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